SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                January 26, 2001
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)

                                BioSyntech, Inc.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)



 Nevada                               0-27179                88-0329399
 -------------------------------------------------------------------------------
 (State or Other Jurisdiction         (Commission            (IRS Employer
 of Incorporation)                    File Number)           Identification No.)


475 Boulevard Armand-Frappier, Laval, Quebec, Canada                  H7V 4B3
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)



                                 (450) 686-2437
                                 --------------
                         (Registrant's telephone number,
                              including area code)


                          ----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events.
                        ------------

            On January 26, 2001, BioSyntech, Inc. issued the press release annexed as an exhibit hereto, which is incorporated herein by reference.

            Item 7.     Financial Statements, Pro Forma Financial Information
                        -----------------------------------------------------
                        and Exhibits.
                        -------------

            (c)         Exhibits

                        Exhibit No.     Descriution
                        -----------     -----------

                           99.1         Press Release dated January 26, 2001

                                    SIGNATURE
                                    ---------


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             BioSyntech, Inc.




Dated: January 30, 2001             By:  /s/ Anthony Casola
                                       -----------------------------------------
                                             Name: Anthony Casola
                                             Title: Chief Financial Officer &
                                                    Secretary

                                  Exhibit 99.1


Friday January 26, 7:17 am Eastern Time

Press Release

Update on Current Activities at BIOSYNTECH Inc.

QUEBEC--(BUSINESS WIRE)--Jan. 26, 2001--BIOSYNTECH (OTCBB:BSYI -news)

BIOSYNTECH Inc. announced that they are in advanced discussions with several biomedical and pharmaceutical companies to license and co-develop some of BIOSYNTECH's products as well as to form strategic alliances for the co-development of their tissue engineering products and instrumentation lines.

The company intends to formalize these discussions within a short period of time.

Additionally, BIOSYNTECH Inc. announced that Marie-Claire Pilon who held the position of Chief Executive Officer and a Director of the company, has decided to leave the company to pursue other interests. Amine Selmani, Ph.D., the Company's Chairman of the Board and President, will assume the responsibilities of Chief Executive Officer. BIOSYNTECH Inc. also confirms the nomination of Dr. Ajay Gupta as Chief Operating Officer (COO), reporting directly to the Chief Executive Officer and President of the company. Dr. Gupta holds a Ph.D. in synthetic organic chemistry from University of Waterloo and has a vast experience in drug discovery and in drug development in various pharmaceutical companies.

BIOSYNTECH  is  an  advanced   biomaterials   company   specialising  in  tissue
engineering and in the delivery of advanced injectable biomaterials and biotherapeutic agents.

This press release contains certain "forward-looking" statements, as defined in the United States Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. There can be no assurance that such statements will prove to be accurate and the actual results and future events could differ materially from management's current expectations. Such factors are detailed from time to time in the company's filings with the regulatory authorities having jurisdiction.

No regulatory authority has approved or disapproved the content of this release.

Contact:

     BIOSYNTECH Inc.
     Amine Selmani, 450/686-2437
     E-mail: selmani@biosyntech.com